Exhibit (32.1)

CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Eastman Kodak Company (the “Company”) on Form 10-K for the period ended December 31, 2015 as filed with the Securities and Exchange Commission (the “SEC”) on March 15, 2016 and amended by Amendment No. 1 thereto as filed with the SEC on March 18, 2016 and Amendment No. 2 thereto as filed with the SEC on the date hereof (the “Report”), I, Jeffrey J. Clarke, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jeffrey J. Clarke
Jeffrey J. Clarke
Chief Executive Officer

Date: April 1, 2016